Exhibit 99

Universal Electronics Reports Financial Results for the Third Quarter 2022

SCOTTSDALE, AZ – November 3, 2022 – Universal Electronics Inc. (UEI) (NASDAQ: UEIC) reported financial results for the three and nine months ended September 30, 2022.
“Our goal to develop more highly differentiated products to enrich our sales mix and broaden our total addressable market is coming to fruition,” said Paul Arling, UEI’s chairman and CEO. “We are repeatedly executing our proven business model to embed our proprietary wireless control technology in the home – first in subscription broadcasting and then in consumer electronics. Now we are gaining traction in the growing climate control, home automation and security markets. As a result, we have secured projects with many leaders in these markets, which bolster our confidence in our long-term growth.
“Our commitment to investing in innovation has increased sales contribution from products with advanced features and IP, which expanded our third quarter gross margins to recent highs. Combined with ongoing strong financial discipline and product line management, we posted triple digit quarterly EPS, well above guidance. While supply constraints persist and the consumer market is under pressure, our actions to ‘create smarter living’ continue to gain market share and position UEI for long-term profitable growth,” concluded Arling.
Financial Results for the Three Months Ended September 30: 2022 Compared to 2021
•GAAP net sales were $148.5 million, compared to $155.6 million; Adjusted Non-GAAP net sales were $148.5 million, compared to $155.7 million.
•GAAP gross margins were 29.9%, compared to 29.4%; Adjusted Non-GAAP gross margins were 30.8%, compared to 30.4%.
•GAAP operating income was $11.5 million, compared to $8.9 million; Adjusted Non-GAAP operating income was $15.5 million, compared to $16.7 million.
•GAAP net income was $7.2 million, or $0.57 per diluted share, compared to net loss of $1.0 million or $0.07 per share; Adjusted Non-GAAP net income was $12.6 million, or $1.00 per diluted share, compared to $14.1 million, or $1.03 per diluted share.
•At September 30, 2022, cash, cash equivalents and term deposits were $61.9 million.
Financial Results for the Nine Months Ended September 30: 2022 Compared to 2021
•GAAP net sales were $420.0 million, compared to $456.7 million; Adjusted Non-GAAP net sales were $420.0 million, compared to $457.1 million.
•GAAP gross margins were 28.6%, compared to 30.0%; Adjusted Non-GAAP gross margins were 29.6%, compared to 30.8%.
•GAAP operating income was $16.4 million, compared to operating income of $26.5 million; Adjusted Non-GAAP operating income was $33.4 million, compared to $48.2 million.
•GAAP net income was $7.3 million, or $0.57 per diluted share, compared to $11.6 million or $0.84 per diluted share; Adjusted Non-GAAP net income was $27.1 million, or $2.12 per diluted share, compared to $40.3 million, or $2.90 per diluted share.

Financial Outlook
For the fourth quarter of 2022, the company expects GAAP net sales to range between $125 million and $140 million, compared to $144.9 million in the fourth quarter of 2021. GAAP earnings per diluted share for the fourth quarter of 2022 are expected to range from $0.37 to $0.47, compared to a GAAP loss per share of $0.49 in the fourth quarter of 2021.
For the fourth quarter of 2022, the company expects Adjusted Non-GAAP net sales to range from $125 million to $140 million, compared to $143.9 million in the fourth quarter of 2021. Adjusted Non-GAAP earnings per diluted share are expected to range from $0.75 to $0.85, compared to Adjusted Non-GAAP earnings per diluted share of $0.68 in the fourth quarter of 2021. The fourth quarter 2022 Adjusted Non-GAAP earnings per diluted share estimate excludes $0.38 per share related to, among other things, excess manufacturing overhead costs, stock-based compensation, amortization of acquired intangibles, litigation costs, foreign currency gains and losses and the related tax impact of these adjustments. For a more detailed explanation of Non-GAAP measures, please see the Use of Non-GAAP Financial Metrics discussion and the Reconciliation of Adjusted Non-GAAP Financial Results, each located elsewhere in this press release.
The company reiterates its long-term growth targets of sales between 5% and 10% and EPS between 10% and 20%.

Conference Call Information
UEI’s management team will hold a conference call today, Thursday, November 3, 2022 at 4:30 p.m. ET / 1:30 p.m. PT, to discuss its third quarter 2022 earnings results, review recent activity and answer questions. To attend the call please register at https://register.vevent.com/register/BIbd7b0034d875416282b861286b341810 to receive a computer-generated dial-in number and a unique pin number. The conference call will also be broadcast live on the investor section of the UEI website where it will be available for replay for 90 days.
Use of Non-GAAP Financial Metrics
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, UEI provides Adjusted Non-GAAP information as additional information for its operating results. References to Adjusted Non-GAAP information are to non-GAAP financial measures. These measures are not required by, in accordance with, or an alternative for, GAAP and may be different from non-GAAP financial measures used by other companies. UEI’s management uses these measures for reviewing the financial results of UEI for budget planning purposes and for making operational and financial decisions. Management believes that providing these non-GAAP financial measures to investors, as a supplement to GAAP financial measures, help investors evaluate UEI’s core operating and financial performance and business trends consistent with how management evaluates such performance and trends. Additionally, management believes these measures facilitate comparisons with the core operating and financial results and business trends of competitors and other companies.
Adjusted Non-GAAP net sales is defined as net sales excluding the revenue impact of stock-based compensation for performance-based warrants. Adjusted Non-GAAP gross profit is defined as gross profit excluding the impact of excess manufacturing overhead costs, factory transition costs, gain on the release from our Ohio call center lease obligation guarantee, stock-based compensation expense, and depreciation expense related to the increase in fixed assets from cost to fair market value resulting from acquisitions. Adjusted Non-GAAP operating expenses are defined as operating expenses excluding stock-based compensation expense, amortization of intangibles acquired, changes in contingent consideration related to acquisitions, costs associated with certain litigation efforts, and employee related restructuring and other costs. Adjusted Non-GAAP net income is defined as net income excluding the aforementioned items, the loss on the sale of our Argentina subsidiary, foreign currency gains and losses and the related tax effects of all adjustments. Adjusted Non-GAAP diluted earnings per share is calculated using Adjusted Non-GAAP net income. A reconciliation of these financial measures to the most directly comparable GAAP financial measures is included at the end of this press release.
About Universal Electronics
Universal Electronics Inc. (NASDAQ: UEIC) is the global leader in wireless universal control solutions for home entertainment and smart home devices and designs, develops, manufactures, ships and supports hardware and software control and sensor technology solutions. UEI partners with many Fortune 500 customers, including Comcast, Vivint Smart Home, Samsung, LG, Sony and Daikin to serve video, telecommunications, security service providers, television, smart home and HVAC system manufacturers. For over 35 years, UEI has been pioneering breakthrough innovations such as voice control and QuickSet cloud, the world's leading platform for automated set-up and control of devices in the home. For more information, visit www.uei.com.
Contacts
Paul Arling, Chairman & CEO, UEI, 480-530-3000
Investors: Kirsten Chapman, LHA Investor Relations, uei@lhai.com, 415-433-3777

Forward-looking Statements
This press release and accompanying schedules contain "forward-looking statements" within the meaning of federal securities laws, including net sales, profit margin and earnings trends, estimates and assumptions; our expectations about new product introductions; and similar statements concerning anticipated future events and expectations that are not historical facts. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including those we identify below and other risk factors that we identify in our most recent annual report on Form 10-K for the year ended December 31, 2021 and the periodic reports we have filed since then. Risks that could affect forward-looking statements in this press release include: the timely development and delivery of our products and technologies that will be accepted by our customers; customer and project wins shipping when and in the quantities anticipated by management; our ability to manage through supply chain constraints, semiconductor supply challenges, inflationary pressures and macroeconomic conditions; the continued commitment of our customers to their product development and ordering strategies and patterns that translate into greater demand for our technologies and products as anticipated by management; our ability to continue to manage our business, inventories and cash flows to achieve our net sales, margins and earnings through financial discipline, operational efficiency and product line management; the effects that natural disasters and public health crises, including the continuation or resurgence of the COVID-19 pandemic, have on our business and management’s ability to anticipate and mitigate those effects; effects and uncertainties and other factors more fully described in our reports filed with the SEC; and the effects that changes in or enhanced use of laws, regulations and policies may have on our business including the impact of trade regulations pertaining to importation of our products. Since it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results, the above list should not be considered a complete list. Further, any of these factors could cause actual results to differ materially from the expectations we express or imply in this press release. We make these forward-looking statements as of November 3, 2022, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

– Tables Follow –

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share-related data)
(Unaudited)

	September 30, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$61,681	$60,813
Term deposit	185	—
Accounts receivable, net	135,495	129,215
Contract assets	6,264	5,012
Inventories	135,867	134,469
Prepaid expenses and other current assets	6,297	7,289
Income tax receivable	3,832	348
Total current assets	349,621	337,146
Property, plant and equipment, net	65,335	74,647
Goodwill	48,935	48,463
Intangible assets, net	23,747	20,169
Operating lease right-of-use assets	18,893	19,847
Deferred income taxes	5,364	7,729
Other assets	1,822	2,347
Total assets	$513,717	$510,348
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$80,211	$92,707
Line of credit	88,000	56,000
Accrued compensation	21,726	24,217
Accrued sales discounts, rebates and royalties	5,688	9,286
Accrued income taxes	7,560	3,737
Other accrued liabilities	25,563	30,840
Total current liabilities	228,748	216,787
Long-term liabilities:
Operating lease obligations	12,696	14,266
Deferred income taxes	2,836	2,394
Income tax payable	939	939
Other long-term liabilities	838	13
Total liabilities	246,057	234,399
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 24,893,271 and 24,678,942 shares issued on September 30, 2022 and December 31, 2021, respectively	249	247
Paid-in capital	322,619	314,094
Treasury stock, at cost, 12,219,233 and 11,861,198 shares on September 30, 2022 and December 31, 2021, respectively	(366,456)	(355,159)
Accumulated other comprehensive income (loss)	(26,355)	(13,524)
Retained earnings	337,603	330,291
Total stockholders’ equity	267,660	275,949
Total liabilities and stockholders’ equity	$513,717	$510,348

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net sales	$148,482	$155,625	$419,993	$456,658
Cost of sales	104,040	109,805	299,912	319,777
Gross profit	44,442	45,820	120,081	136,881
Research and development expenses	8,017	7,411	24,460	23,029
Selling, general and administrative expenses	24,928	29,505	79,188	87,316
Operating income	11,497	8,904	16,433	26,536
Interest income (expense), net	(668)	(212)	(1,147)	(447)
Loss on sale of Argentina subsidiary	—	(6,050)	—	(6,050)
Other income (expense), net	(54)	(157)	(388)	(151)
Income before provision for income taxes	10,775	2,485	14,898	19,888
Provision for income taxes	3,541	3,440	7,586	8,257
Net income (loss)	$7,234	$(955)	$7,312	$11,631

Earnings (loss) per share:
Basic	$0.57	$(0.07)	$0.58	$0.85
Diluted	$0.57	$(0.07)	$0.57	$0.84
Shares used in computing earnings (loss) per share:
Basic	12,656	13,392	12,709	13,622
Diluted	12,696	13,392	12,797	13,920

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2022	2021
Cash flows from operating activities:
Net income	$7,312	$11,631
Adjustments to reconcile net income to net cash provided by (used for) operating activities:
Depreciation and amortization	18,079	19,719
Provision for credit losses	(204)	1
Deferred income taxes	2,063	(483)
Shares issued for employee benefit plan	952	977
Employee and director stock-based compensation	7,575	7,516
Performance-based common stock warrants	—	398
Loss on sale of Argentina subsidiary, net of cash transferred	—	5,960
Changes in operating assets and liabilities:
Accounts receivable and contract assets	(11,901)	(12,129)
Inventories	(8,477)	(4,466)
Prepaid expenses and other assets	1,734	2,872
Accounts payable and accrued liabilities	(17,201)	(7,416)
Accrued income taxes	171	(1,664)
Net cash provided by (used for) operating activities	103	22,916
Cash flows from investing activities:
Purchase of term deposit	(7,487)	—
Redemption of term deposit	7,609	—
Acquisition of net assets of Qterics, Inc.	(939)	—
Acquisitions of property, plant and equipment	(10,117)	(8,782)
Acquisitions of intangible assets	(4,719)	(3,626)
Net cash provided by (used for) investing activities	(15,653)	(12,408)
Cash flows from financing activities:
Borrowings under line of credit	83,000	71,000
Repayments on line of credit	(51,000)	(38,000)
Proceeds from stock options exercised	—	991
Treasury stock purchased	(11,297)	(44,217)
Net cash provided by (used for) financing activities	20,703	(10,226)
Effect of foreign currency exchange rates on cash and cash equivalents	(4,285)	1,390
Net increase (decrease) in cash and cash equivalents	868	1,672
Cash and cash equivalents at beginning of period	60,813	57,153
Cash and cash equivalents at end of period	$61,681	$58,825

Supplemental cash flow information:
Income taxes paid	$5,034	$8,235
Interest paid	$1,204	$375

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net sales:
Net sales - GAAP	$148,482	$155,625	$419,993	$456,658
Stock-based compensation for performance-based warrants	—	124	—	398
Adjusted Non-GAAP net sales	$148,482	$155,749	$419,993	$457,056

Cost of sales:
Cost of sales - GAAP	$104,040	$109,805	$299,912	$319,777
Excess manufacturing overhead and factory transition costs (1)	(1,186)	(1,347)	(4,120)	(3,568)
Gain on release from Ohio call center lease obligation guarantee (2)	—	—	—	542
Stock-based compensation expense	(38)	(39)	(117)	(116)
Adjustments to acquired tangible assets (3)	(60)	(65)	(181)	(194)
Adjusted Non-GAAP cost of sales	102,756	108,354	295,494	316,441
Adjusted Non-GAAP gross profit	$45,726	$47,395	$124,499	$140,615

Gross margin:
Gross margin - GAAP	29.9%	29.4%	28.6%	30.0%
Stock-based compensation for performance-based warrants	—%	0.1%	—%	0.1%
Excess manufacturing overhead and factory transition costs (1)	0.8%	0.9%	1.0%	0.8%
Gain on release from Ohio call center lease obligation guarantee (2)	—%	—%	—%	(0.1)%
Stock-based compensation expense	0.0%	0.0%	0.0%	0.0%
Adjustments to acquired tangible assets (3)	0.1%	0.0%	0.0%	0.0%
Adjusted Non-GAAP gross margin	30.8%	30.4%	29.6%	30.8%

Operating expenses:
Operating expenses - GAAP	$32,945	$36,916	$103,648	$110,345
Stock-based compensation expense	(2,401)	(2,433)	(7,457)	(7,400)
Amortization of acquired intangible assets	(296)	(277)	(872)	(830)
Change in contingent consideration	—	(13)	—	180
Litigation costs (4)	—	(3,529)	(4,264)	(10,006)
Employee related restructuring and other costs	—	—	—	111
Adjusted Non-GAAP operating expenses	$30,248	$30,664	$91,055	$92,400

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Operating income:
Operating income - GAAP	$11,497	$8,904	$16,433	$26,536
Stock-based compensation for performance-based warrants	—	124	—	398
Excess manufacturing overhead and factory transition costs (1)	1,186	1,347	4,120	3,568
Gain on release from Ohio call center lease obligation guarantee (2)	—	—	—	(542)
Stock-based compensation expense	2,439	2,472	7,574	7,516
Adjustments to acquired tangible assets (3)	60	65	181	194
Amortization of acquired intangible assets	296	277	872	830
Change in contingent consideration	—	13	—	(180)
Litigation costs (4)	—	3,529	4,264	10,006
Employee related restructuring and other costs	—	—	—	(111)
Adjusted Non-GAAP operating income	$15,478	$16,731	$33,444	$48,215

Adjusted pro forma operating income as a percentage of net sales	10.4%	10.7%	8.0%	10.5%

Net income (loss):
Net income (loss) - GAAP	$7,234	$(955)	$7,312	$11,631
Stock-based compensation for performance-based warrants	—	124	—	398
Excess manufacturing overhead and factory transition costs (1)	1,186	1,347	4,120	3,568
Gain on release from Ohio call center lease obligation guarantee (2)	—	—	—	(542)
Stock-based compensation expense	2,439	2,472	7,574	7,516
Adjustments to acquired tangible assets (3)	60	65	181	194
Amortization of acquired intangible assets	296	277	872	830
Change in contingent consideration	—	13	—	(180)
Litigation costs (4)	—	3,529	4,264	10,006
Employee related restructuring and other costs	—	—	—	(111)
Loss on sale of Argentina subsidiary (5)	—	6,050	—	6,050
Foreign currency net (gain)/loss	74	166	16	755
Income tax provision on adjustments	1,344	995	2,758	195
Adjusted Non-GAAP net income	$12,633	$14,083	$27,097	$40,310

Diluted shares used in computing earnings (loss) per share:
GAAP	12,696	13,392	12,797	13,920
Adjusted Non-GAAP	12,696	13,636	12,797	13,920

Diluted earnings (loss) per share:
Diluted earnings (loss) per share - GAAP	$0.57	$(0.07)	$0.57	$0.84
Total adjustments	$0.43	$1.10	$1.55	$2.06
Adjusted Non-GAAP diluted earnings per share	$1.00	$1.03	$2.12	$2.90

(1)The three and nine months ended September 30, 2022 and 2021 include excess manufacturing overhead costs due to the expansion of our manufacturing facility in Mexico where products destined for the U.S. market are now manufactured. These products destined for the U.S. market were previously manufactured in China.
(2)Consists of the gain associated with the January 2021 release from our guarantee of the lease obligation related to our Ohio call center which was sold in February 2020.
(3)Consists of depreciation related to the mark-up from cost to fair value of fixed assets acquired in business combinations.
(4)Consists of expenses related to our various litigation matters involving Roku, Inc. and certain other related entities including three Federal District Court cases, two International Trade Commission investigations and the defense of various inter partes reviews and appeals before the US Patent and Trademark Board.
(5)Consists of the loss recorded on the sale of our Argentina subsidiary in September 2021.